Exhibit 99.1

United Airlines (NASDAQ: UAUA) Jake Brace - Chief Financial Officer JP Morgan High Yield Conference February 7, 2006

Safe Harbor Statement The information included in this presentation contains certain statements that are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties related to the Company's operations and business environment in which it operates. Actual results may differ materially from any future results expressed or implied in such Forward-Looking Statements due to numerous factors, many of which are beyond the Company's control, including the Company's ability to comply with the terms of its senior secured revolving credit facility and term loan, as well as other financing arrangements; the costs and availability of financing; the Company's ability to execute its business plan; general economic conditions (including interest rates, foreign currency exchange rates, crude oil prices, aviation fuel prices and refining capacity in relevant markets); the Company's ability to cost effectively hedge against increases in the price of aviation fuel; competitive pressures on pricing (particularly from lower-cost competitors) and on demand; capacity decisions of the Company's competitors; the effects of hostilities, acts of war and terrorist attacks; as well as, factors set forth in the Company's Form 10-Q for the third quarter of 2005 and other subsequent Company reports filed with United States Securities and Exchange Commission. Persons reviewing this presentation are cautioned that the Forward-Looking Statements speak as of the date made and are not guarantees of future performance. The Company undertakes no obligation to update any Forward-Looking Statements. The financial projections included in this presentation were not prepared to comply with the guidelines for prospective financial statements published by the American Institute of Certified Public Accountants and the rules and regulations of the United States Securities Exchange Commission. The Company's independent accountants have neither examined nor compiled the accompanying financial projections and accordingly do not express an opinion or any other form of assurance with respect to the financial projections, assume no responsibility for the financial projections and disclaim any association with the financial projections. Except for the express purposes that this document was delivered by the Company to the recipient hereof, the Company does not publish projections of its anticipated financial position or results of operations. The Company does not commit to update or otherwise revise these financial projections to reflect events or circumstances existing or arising after the date of this document or to reflect the occurrence of unanticipated events. The financial projections are based on estimates and assumptions that may not be realized. These estimates and assumptions are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are outside the Company's control. No representations can be or are made as to whether the actual results will be within the range set forth in the financial projections. Therefore, although the projections are necessarily presented with numerical specificity, the actual results of operations achieved during the projection period will vary from the projected results. These variations may be material. Accordingly, no representation can be made or is being made with respect to the accuracy of the financial projections or the ability of the Company to achieve the financial projections. Some assumptions inevitably will not materialize, and events and circumstances occurring subsequent to the date on which the financial projections were prepared may be different from those assumed, or may be unanticipated, and therefore may affect financial results in a material and possibly adverse manner. Persons or entities reviewing this document and the financial projections must make their own determination as to the reasonableness of the assumptions and the reliability of the financial projections. Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation are available on the Company's web site at www.united.com/IR .

United Airlines ... Emerged from bankruptcy with a solid and competitive platform, but more work to do Sharply focused on improving margins by further improving operations, reducing costs, and realizing revenue premiums Meeting distinct customer needs with differentiated products and services Building on core competitive advantages, including strong brand recognition, leading loyalty program and the best global network Driving performance through continuous improvement

Building On a Solid Foundation Restructure Focus on Core Enhance Long-Term Shareholder Value

2002 2003 2004 2005 Despite Rising Fuel Costs, Operating Earnings Have Continued To Improve $2.5 B $2.1 B Note: Excludes special items

United's Route Network Remains Superior Source: OAG January 2006 *Measured by ASMs UA Better Than #2 CARRIER Departure Share Cities Chicago O'Hare +11 +15 Denver +26 +48 Los Angeles +11 +17 San Francisco +51 +54 Washington Dulles +67 +82 Nov 2002 Dec 2005 Cities Served 194 204 Routes Flown 411 456 Departures/City 17 17 International Cities Served 35 42 Second largest U.S. Carrier*

Wage & Benefits Work Rules and Scope Pension Aircraft Obligations UAX Contracts Productivity Municipal Bonds East 2.5 0.7 0.645 0.85 0.52 1.8 0.07 Average Annual Savings Of $7 Billion Sustainable labor savings, with no snap-back or re- opener provisions Fundamental changes to business processes Increased operating flexibility Note: Includes cash and contractual path savings in addition to expense reductions; average annual savings from 2005 to 2010; CBA enabled includes savings from Salaried and Management group CBA Enabled $3.2B

Reductions In Labor Unit Cost Have Been Significant . . . Southwest America West Northwest Continental Delta American United US Airways East -0.098 0.013 0.025 0.075 0.183 0.247 0.251 0.496 West 0.068 32% *Adjusted for outsourcing Source: Form 41 data Outsourcing Increases Apparent Labor Savings

.. . . And Non-Labor Unit Cost Will Be Improved Further Northwest US Airways Southwest Continental United Delta America West American East -0.064 -0.05 0.076 0.096 0.06 0.156 0.189 0.2 0.063 12%* Outsourcing Decreases Apparent Non-Labor Savings *Adjusted for outsourcing Source: Form 41 data

Restructuring Achieved Substantial Balance Sheet Delevering $Billion Pre- Restructuring Post- Restructuring Change Exit Facility $ - $ 3.0 $ 3.0 Secured Debt And Leases 15.9 9.6 (6.3) Unsecured Debt 1.2 - (1.2) New Notes - 1.2 1.2 Pension Liability 7.1 0.1 (7.0) Post-Retirement Liability 4.7 2.1 (2.6) Total $28.9 $16.0 $(12.9) Note: Post restructuring balances reflect the company's initial estimate of fresh start accounting valuation and are subject to change.

Employees Are Engaged And Continue To Deliver Operational Excellence 2000 2001 2002 2003 2004 YTD Nov 05 United 61.4 73.5 84 83.3 79.7 78.5 Industry (Excl. UA) 75 79.1 82.3 83 78.4 78 Industry (Excl. UA) United 2000 2001 2002 2003 2004 YTD Nov 05 United 6.57 5.07 3.76 3.93 3.95 4.11 Industry (Excl. UA) 5.2 4.6 3.66 3.63 4.43 5.81 Industry (Excl. UA) United 2000 2001 2002 2003 2004 YTD Nov 05 United 5.3 3.24 1.71 0.83 0.89 1.01 Industry (Excl. UA) 2.34 1.85 1.16 0.77 0.79 1.03 Industry (Excl. UA) United 2000 2001 2002 2003 2004 YTD Sep 05 United 1.43 0.92 0.69 0.65 0.49 0.48 Industry (Excl. UA) 0.94 0.82 0.72 0.84 0.96 1.04 Industry (Excl. UA) United Source: DOT data

United Is Now Highly Competitive Complex governance structure Uncompetitive cost structure Excess capacity Severely overleveraged Limited scope, productivity and portfolio authority Pre-Restructuring Post-Restructuring Traditional governance structure $7 billion in average annual cost savings Resized fleet, rationalized routes, led industry in international redeployment Eliminated $13 billion in debt and pension obligations Greater flexibility in work rules and scope

Competitive Position

Operating Margin Is Competitive With Network Peers


Consolidated
Operating Margin
Four Quarters Ended 4Q05 or
3Q05 for Carriers Not Yet Reported
15 %
10
5
0
(5)
(10)
(15)
0.5
0.3
10.8
(1.2)
(3.1)
(6.2)
(9.6)
Without fuel hedges, WN operating margin would be (1.0)
AA
CO
WN
UA
US*
NW*
DL*

*Based on TME 3Q05; 4Q05 not yet released

Note: Excludes all special charges; US includes US Airways and America West

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UNITED

Revenue Strategy Is Succeeding


Mainline RASM
Four Quarters Ended 4Q05 or
3Q05 for Carriers Not Yet Reported
¢/ASM
10.54
10.52
10.46
10.41
9.76
9.33
8.90
AA
NW*
CO
UA
US*
DL*
WN

*Based on TME 3Q05; 4Q05 not yet released   Sources: Company Press Release and Form 41 data
Note: Excludes regional affiliates and UAFC; US Airways also includes America West

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UNITED

CASM Is Competitive Yet Opportunities Remain For Further Improvement Mainline CASM Excluding Fuel Four Quarters Ended 4Q05 or 3Q05 for Carriers Not Yet Reported NW* AA UA US* DL* CO WN 8.29 7.48 7.46 7.45 7.44 7.42 6.37 ¢/ASM *Based on TME 3Q05; 4Q05 not yet released Sources: Company Press Release and Form 41 data Note: Excludes special items, regional affiliates and UAFC; US Airways also includes America West

Unit Earnings Are Competitive AA CO UA WN US* NW* DL* 3.06 3.05 2.95 2.54 2.32 2.23 1.9 Mainline Unit Earnings excluding Fuel Costs (RASM minus CASM ex Fuel) Four Quarter Ending 4Q05 or 3Q05 for Carriers Not Yet Reported ¢/ASM *Based on TME 3Q05; 4Q05 not yet released Sources: Company Press Release and Form 41 data Note: Excludes special items, regional affiliates and UAFC; US Airways also includes America West

Our Attention Is Now Focused On Further Improving Core Elements Restructure Focus on Core Enhance Long-Term Shareholder Value Improve Margins Continuous improvement in operations and costs Optimize resources Enhance productivity Maximize revenue premiums Optimize network Align services to customer segments Improve revenue execution p. 18

Productivity Initiatives Will Result In Over $300 million In 2006 Benefits Comprehensive and extensive portfolio of initiatives impacting all aspects of the business Resource Optimization: depeak all hubs, tighten aircraft turns, reduce scheduled block time, improve schedule coordination Maintenance: streamline processes, decrease cycle times, outsource non-competitive areas, drive third-party revenue Airport Operations: increase gate utilization, enhanced airport designs, improved passenger and baggage handling Call Centers: increase automation and outsourcing Distribution: increase on-line penetration, renegotiate contracts, reduce fee structures p. 19

AA UA CO NW DL US International ASMs 61 56 40 37 35 13 International Redeployment Will Accrue More Benefits As Routes Mature US Flag Carriers 2005 International ASMs (Billions) Source: company traffic releases

Network Strength Allows United To Offer Distinctive Customer Services US Flag Carriers ASM Share Annual Traffic Growth from/ to N. America (2005-'2024) AA CO DL UA US ASMs 0.49 0.2 0.15 0.08 0.08 Latin America 5.1% DL AA UA CO NW US ASMs 0.23 0.22 0.18 0.18 0.12 0.08 Atlantic 4.6% Pacific UA NW CO AA DL ASMs 0.44 0.32 0.12 0.1 0.02 6.0% China 8.0% Source: company traffic releases, Boeing 2005 Market Outlook

Focusing On Providing The Right Product, To The Right Customer, At The Right Time Low Value Medium Value High Value Share of Population 66 26 8 Share of Revenue 43 26 31 Share of Revenue (%) Share of Population (%) Leisure Medium-Value High-Value Differentiated Customer Segmentation Strategy Maximize revenue premium from high and medium value customers Minimize cost of delivery to leisure customers Source: company analysis, revenue share for domestic only Industry Revenue Breakdown

New Portfolio Of Products Supports Clear Customer Segmentation Economy Plus to Elite MP members Revised elite benefits in 2006 explus aircraft offers First Class and Economy Plus Re-launch International First and Business Class (2006-2008) p.s.SM in markets with extraordinary premium cabin demand Non-elites able to purchase Economy Plus seating Fees for non-elites redeeming awards via telephone Buy-on-Board in domestic Economy Class Pay for alcohol in Atlantic/Latin Economy Class Ted in markets with prevalence of low-fare customers Improving Experience To High-Value Customers Reducing Costs Of Over Delivery To Lower-End Customers

Portfolio Allows the Right Aircraft and Service in Each Market ... United Branded Network

.... and Segmentation is Driving Results Complimentary to Mileage Plus Elites and Customers on full fare tickets Expect $50 Million in 2006 Upsell Revenue Low-fare airline serving leisure destinations in the U.S. and Mexico Improvement Load Factor +2 pts Segment Margin +10 pts Premium transcontinental service from New York to San Francisco and Los Angeles Improvement Customer Satisfaction +12 pts Segment Margin +13 pts Offers first class seating in 70-seat RJs Customer satisfaction up 17% over 50-seat RJ

Related Products And Services Generate Over $1.5 Billion In Additional Revenue Contributes over $800 million to passenger and related revenue Attracts and retains high-value customers More than 45 million members enrolled Value unlocked through co-brand partnerships and database marketing

Contributes over $700 million to revenues Maximizes value of belly space with low marginal cost Built-in fuel surcharge reduces exposure to fuel prices Contributes approximately $250 million to revenues Monetizes downtime at maintenance, airport & flight training facilities Related Products And Services Generate Over $1.5 Billion In Additional Revenue

United Airlines ... Emerged from bankruptcy with a solid and competitive platform, but more work to do Sharply focused on improving margins by further improving operations, reducing costs, and realizing revenue premiums Meeting distinct customer needs with differentiated products and services Building on core competitive advantages, including strong brand recognition, leading loyalty program and the best global network Driving performance through continuous improvement

United Airlines (NASDAQ: UAUA) February 7, 2006

Appendix Length-of-Haul Adjusted PRASM Stage-Length Adjusted CASM Capitalization Non-GAAP to GAAP Reconciliations

UA CO AA NW* DL* WN* 10.11 10 9.78 9.65 8.2 7.17 Length of Haul Adjusted Mainline Passenger Revenue Per ASM (PRASM) Adjusted to industry average length of haul (1,250 miles) Sources: Company Press Release and Form 41 data *Based on TME 3Q05; 4Q05 not yet released Four Quarters Ending 4Q05 or 3Q05 for Carriers Not Yet Reported ¢/ASM

Stage-Length Adjusted Mainline Cost Per ASM (CASM) Excluding Fuel



Four Quarter Ending 4Q05 or 3Q05 for Carriers Not Yet Reported
¢/ASM
8.93
8.89
8.48
8.04
7.50
4.81
CO
UA
AA
NW *
DL*
WN*

Adjusted to industry average stage length (1,000 miles)
Sources: Company Press Release and Form 41 data, excluding special and reorganization items
*Based on TME 3Q05; 4Q05 not yet released

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UNITED

Total Capitalization Total Secured Debt and Leases $12.6 69% Other Notes and Securities 1.2 6% Defined Benefit Pension Plans and Post- Retirement Benefits 2.2 12% PBGC Convertible Preferred 0.4 2% Book Equity 1.9 11% Total Capitalization $18.3 100% ($'s In Billions) Note: as of Feburary 1, 2006, post restructuring balances reflect the company's initial estimate of fresh start accounting valuation and are subject to change.

Debt Exit Facility $2.8 billion 6-year term loan and $200 million revolving credit, 1% annual amortization, LIBOR+375 basis points PBGC Securities $500 million 6% 25-year Senior Notes $500 million 8% 15-year Contingent Notes 8 tranches of $62.5 million to be issued between 2009 and 2017 Contingent upon LTM EBITDAR exceeding $3.5B Employee Convertible Notes $726 million issued within 180 days post exit, priced at par and convertible at any time O'Hare Convertible Debt $150 million 5% 15-year term Secured Aircraft Debt $6.1 billion mortgages and capital leases $3.5 billion capitalized operating leases* *7 times 2006 aircraft rent

Equity 5 million shares of 2% convertible preferred stock to PBGC 15-year term, convertible after two years Issued at stated/liquidation value of $100 per share 125 million shares of common stock 115 million shares to be distributed to unsecured creditors and employees 10 million (8%) reserved for incentive plans vesting over four years

Non-GAAP to GAAP Reconciliations The Company believes that the reported non- GAAP financial results provide management and investors a better perspective of the Company's core business and on-going financial performance and trends by excluding special, reorganization items and fuel for comparative purposes.

Pre-tax and Operating Earnings

Mainline RASM, Unit Earnings, and Mainline PRASM ^ ^

Mainline CASM Ex-fuel And Stage Length Adjusted Mainline CASM Ex-fuel